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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:   March 14, 1996




                             HEALTHSOUTH Corporation
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            Delaware                    1-10315               63-0860407
       ------------------              ---------             ------------
         (State or Other              (Commission          (I.R.S. Employer
  Jurisdiction of Incorporation      File Number)         Identification No.)
        or Organization)



    Two Perimeter Park South
       Birmingham, Alabama                                       35243
  ----------------------------                               -------------
      (Address of Principal                                   (Zip Code)
       Executive Offices)



 Registrant's Telephone Number,                             (205) 967-7116
      Including Area Code:



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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


         Effective March 14, 1996, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), through its wholly-owned subsidiary, Aladdin Acquisition Corporation, a Delaware corporation (the "Subsidiary"), completed the acquisition of Advantage Health Corporation, a Delaware corporation ("Advantage"), through a merger of the Subsidiary into Advantage. As contemplated by the terms of the Agreement and Plan of Merger by and among the parties, Advantage is the surviving corporation in the merger, and is wholly owned by the Company. Advantage stockholders received 1.376 shares of the Common Stock, par value $.01 per share, of the Company for each share of the Common
Stock, par value $.01 per share, of Advantage held by them. The exchange ratio represents a value of $48.19 per share to Advantage's stockholders, resulting in an approximate value of the transaction of $318,583,000.

         Prior to consummation of the acquisition, Advantage operated a network of approximately 150 sites in New England providing post- acute care services.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)      Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of Advantage at August 31, 1995 and 1994, and the periods then ended, were filed with Advantage's Annual Report on Form 10-K for the fiscal year ended August 31,1995, and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of Advantage at November 30, 1995, and the period then ended, were filed with Advantage's Quarterly Report on Form 10-Q for the quarter ended November 30, 1995, and are hereby incorporated herein by reference.

         (b)      Pro Forma Financial Information.

         The required Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1994, and at September 30, 1995, and the period then ended, were filed with the Company's Current Report on Form 8-K dated December 16, 1995, as amended, and are hereby incorporated herein by reference.


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         (c)      Exhibits.

                  (2) Agreement and Plan of Merger, dated as of December 16, 1995, by and among HEALTHSOUTH Corporation, Aladdin Acquisition Corporation and Advantage Health Corporation, filed as Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 333-825), as filed with the Commission on February 9, 1996, is hereby incorporated herein by reference.

                  (99)-1 Audited consolidated financial statements of Advantage at August 31, 1995 and 1994, and the periods then ended, as filed with Advantage's Annual Report on Form 10-K for the fiscal year ended August 31, 1995, are hereby incorporated herein by reference.

                  (99)-2 Pro Forma Consolidated Financial Statements of the Company for the fiscal year ended December 31, 1994, and at September 30, 1995, and the period then ended, as filed with the Company's Current Report on Form 8-K dated December 16, 1995, are hereby incorporated herein by reference.


         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Amended and Restated Plan and Agreement of Merger, incorporated by reference herein as Exhibit (2).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 29, 1996


                                         HEALTHSOUTH Corporation


                                         By    /s/ ANTHONY J. TANNER
                                           -----------------------------
                                                   Anthony J. Tanner
                                               Executive Vice President
                                                     and Secretary






















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